FACING RETIREMENT(SM)


                            PRUDENTIAL MEDLEY PROGRAM




                               [GRAPHIC OMITTED]








                         ANNUAL REPORT TO PARTICIPANTS


                               December 31, 2000
                         Prospectus Supplement Included











THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA
751 BROAD STREET
NEWARK, NJ 07102-3777


PRUCO LIFE INSURANCE COMPANY
213 WASHINGTON STREET
NEWARK, NJ  07102-2992                                         [LOGO] PRUDENTIAL





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================================================================================

                          THE PRUDENTIAL MEDLEY PROGRAM

               AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2000

                                         ONE      FIVE       TEN     INCEPTION
                                        YEAR      YEARS     YEARS       DATE
                                        -----     -----     -----    ---------
VCA-10 CAPITAL GROWTH ACCOUNT

Without Sales Charge(1)                 8.10%     11.68%   14.26%      8/82
With Maximum Sales Charge(2)            1.86%     11.26%   14.19%      8/82

VCA-11 MONEY MARKET ACCOUNT(3)

Without Sales Charge(1)                 5.63%     4.87%     4.42%      8/82
With Maximum Sales Charge(2)            -.48%     4.44%     4.35%      8/82
The current seven-day yield
  on December 26, 2000 was 5.77%

VCA-24(4)

WITHOUT SALES CHARGE(1)
Diversified Bond Account                8.94%     4.97%     7.02%      5/83
Government Income Account(6)           11.88%     5.25%     6.90%      5/89
Conservative Balanced Account          -1.22%     7.84%     8.83%      5/83
Flexible Managed Account               -2.14%     8.62%    10.57%      5/83
Stock Index Account(1)                 -9.68%    17.16%    16.19%     10/87
Equity Account                          2.50%    12.55%    15.19%      5/83
Global Account(7)                     -18.28%    13.30%    11.69%      9/88

WITH MAXIMUM SALES CHARGE(2)
Diversified Bond Account                2.93%     4.62%     7.01%      5/83
Government Income Account(6)            5.87%     4.92%     6.89%      5/89
Conservative Balanced Account          -7.26%     7.52%     8.81%      5/83
Flexible Managed Account               -8.20%     8.30%    10.55%      5/83
Stock Index Account(5)                -15.73%    16.92%    16.18%     10/87
Equity Account                         -3.66%    12.20%    15.15%      5/83
Global Account(7)                     -24.28%    13.06%    11.69%      9/88


These returns represent past performance. Investment return and principal value will fluctuate so that units, upon redemption, may be worth more or less than their original cost.

(1) The results shown are after the deduction of all expenses and contract charges including investment management and administrative fees, but do not include the effect of any deferred sales charges. All total returns are for the periods indicated and are calculated based on changes in unit values. Past performance cannot guarantee comparable future results. Source: Prudential

(2) The results shown are calculated in the same manner as those shown above and in addition reflect the deduction of the following maximum deferred sales charges: "1 Year", 6%; "5 Year", 2%, and "10 Year or Since Inception", 0%.
The performance results also reflect the impact of the $30 annual contract fee under The MEDLEY Program. Past performance cannot guarantee comparable future results.

(3) For current yields on the Money Market Account, please call 1-800-458-6333. An investment in the Account is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There can be no assurance that the Account will be able to maintain a stable unit value. It is possible to lose money by investing in the Account.

(4) The Prudential Variable Contract Account-24 (VCA-24) was first offered on May 1, 1987 (Stock Index Account on May 2, 1988, Government Income and Global Accounts on May 1, 1991). However, the underlying investment portfolios existed under other Prudential programs before they become part of The MEDLEY Program. For purposes of comparison, the returns have been recalculated to reflect a hypothetical return as if they were part of The MEDLEY Program from each portfolio's inception, using charges applicable to The MEDLEY Program.

(5) Standard & Poor's, S&P, Standard & Poor's 500, and 500 are trademarks of McGraw-Hill, Inc. and have been licensed for use by The Prudential Insurance Company of America and its affiliates and subsidiaries The Account is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Account.

(6) Shares of this account are not issued or guaranteed by the U.S. Government.

(7) Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and political and economic changes. This may result in greater share price volatility.


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                                            Annual Report     December 31, 2000
--------------------------------------------------------------------------------

Table of Contents
--------------------------------------------------------------------------------
3    Letter to Contract Owners

4    Commentary and Outlook

8    VCA-10 CAPITAL GROWTH ACCOUNT
9    Financial Statements

17   VCA-11 MONEY MARKET ACCOUNT
19   Financial Statements

28   THE PRUDENTIAL SERIES FUND, INC. PORTFOLIOS VCA-24
37   Conservative Balanced Portfolio
38   Diversified Bond Portfolio
39   Equity Portfolio
40   Flexible Managed Portfolio
41   Global Portfolio
42   Government Income Portfolio
43   Stock Index Portfolio

THE PRUDENTIAL SERIES FUND, INC.

A1   Financial Statements
B1   Schedule of Investments
C1   Notes to Financial Statements
D1   Financial Highlights
E1   Report of Independent Accountants


This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for The MEDLEY Program.

The report is for the information of persons participating in The Prudential Variable Contract Account-10 (VCA-10), The Prudential Variable Contract Account-11 (VCA-11), and The Prudential Variable Contract Account-24(VCA-24), The MEDLEY Program, VCA-10, VCA-11 and VCA-24 are distributed by Prudential Investment Management Services LLC, a subsidiary of The Prudential Insurance Company of America. VCA-10, VCA-11 and VCA-24 are group annuity insurance products issued by The Prudential Insurance Company of America, Newark, NJ.

This report includes the financial statements of the VCA-10, Capital Growth Account; VCA-11, Money Market Account; and The Prudential Series Fund, Inc.

This report does not include separate account financials for the VCA-24 Subaccounts. If you would like separate account financial statements as of December 31, 2000, please call the telephone number on the back of this report.

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The Prudential Medley Program                 Annual Report   December 31, 2000
--------------------------------------------------------------------------------

   Letter to Contract Owners
--------------------------------------------------------------------------------

DEAR CONTRACT OWNER:

This annual report reviews the performance of the portfolios in your variable annuity contract available through Prudential.

LOOKING BACK

The year 2000 will long be remembered as one of the more intriguing years in market history. Inflationary concerns, Fed rate hikes, uncertainty regarding the state of corporate profits in the face of an economic slowdown, and concern regarding the presidential election all contributed to extreme levels of equity market volatility. When all was said and done, the Standard & Poor's 500 Composite Stock Price Index, a general measure of stock performance, had posted its first negative return since 1994.

Likewise, the bond market offered up a surprise of its own. After a weak start, the market experienced a mid-year reversal of fortune in the wake of a slowing economy. Inflation became less of a concern, and the Fed chose to hold interest rates steady for the remainder of the year. Bond prices rallied. By the time the year drew to a close, bonds had outperformed stocks for the first time in seven years.

REMAIN FOCUSED ON THE BIG PICTURE

This year's market gyrations have once again demonstrated the importance of maintaining a diversified portfolio and taking a long-term investment approach. While dramatic market gains and losses can generate headlines, reacting to short-term events is not recommended. It is best to look past short-term events and focus on your longer-range financial goals.

SEEK HELP FROM A FINANCIAL PROFESSIONAL

Investors who do focus on short-term events often find that their portfolios drift too much in the direction of a particular asset class. If, over the past year, you feel this has happened to you, consider contacting your financial professional. He or she can help you reevaluate your current portfolio, and determine if adjustments are necessary to bring it back in line with your individual long-term goals and level of risk tolerance.

Sincerely,

/s/ DAVID R. ODENATH, JR.
----------------------------
David R. Odenath, Jr.
Chairman,
The Prudential Series Fund, Inc.                                January 31, 2001
The Prudential Variable Contract Accounts VCA 10; 11



[PHOTO OF DAVID R. ODENATH, JR.]

Chairman
David R. Odenath, Jr.

"This year's market gyrations have once again demonstrated the importance of maintaining a diversified portfolio and taking a long-term investment approach."


CHANGES TO YOUR FUND

During the month of December, we mailed Proxy Notification packets to Contract Owners invested in The Prudential Series Fund, Inc. as of November 17, 2000. Attached to this Annual Report, you will find a supplement which summarizes the changes that were voted on and approved at the Special Meeting of Shareholders on January 31, 2001. Please note that although this information has been included in the Annual Report, it is a supplement to the Prudential Series Fund prospectus, and as such should be considered a separate and distinct document.

The views expressed are as of January 31, 2001, and are subject to change based on market and other conditions.

                                       3

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The Prudential Medley Program                 Annual Report   December 31, 2000
- ------------------------------------------------------------------------------

   Equity Commentary
--------------------------------------------------------------------------------

2000 MARKS A CORRECTION IN 1999'S IMBALANCED GAINS

Over the 12 months ended December 31, 2000, the S&P 500 Composite Stock Price Index dropped just over 9%. It has been 20 years since we have seen a decline even close to this magnitude, but the fall was focused in a few sectors. This year's decline represents a correction to 1999's imbalanced gains. Technology, which dominated the market in 1999, came in last in 2000. Conversely, in this declining market, the S&P 500 Financials Index gained 26%, the Healthcare Index gained 36%, and the Utilities Index gained 60%. Together with the much smaller Transportation Index (up 19%), these were among the poor performers in 1999. The Wilshire REIT Index (real estate), which also had a poor 1999, rose 22% in 2000.

Among the developed country stock markets, only Switzerland, Canada, and Denmark had positive overall returns in U.S. dollars, although Australia, Canada, and several European countries had significantly positive returns in their local currencies. Among emerging market countries, only Israel, Venezuela, and the Czech Republic managed a positive return in dollars.

HOW THE SECTORS PERFORMED

 o Because investments were cut back when oil was cheap, we had oil and natural gas shortages in 2000. Similarly, low investment in new electricity-generating capacity, together with accidents of nature, resulted in severe power shortages in 2000. There were financial gains for companies that had access to natural gas supplies or electricity-generating capacity, and for those involved in oil and gas exploration and production. The utility sector was the best performer of 2000, and the S&P Energy Index also had a double-digit stock return (14%).

 o Healthcare service companies--HMOs and hospital managers--had been squeezed by reimbursement issues, but their return to profitability pushed the share returns of these S&P 500 industry groups to 86% and 62%, respectively. The healthcare sector overall gained 36%.

 o Slowing capital markets hurt large banks and investment brokerages, but savings and loans were the year's second-best performing S&P 500 industry group (up 90%). S&Ls benefited from a strong housing market and from the likelihood of lower interest rates. Both they and insurance companies can benefit from rising prices on their bond portfolios. Some insurance companies also saw considerable pricing improvement in 2000.

 o Technology stocks suffered partly from a painful correction of their strong performance in 1999. Moreover, heavy spending on technology in 1999--including telecommunications equipment-- left many customers with no pressing need to upgrade further.

 o Two economically sensitive sectors--consumer cyclicals and basic materials--suffered from the growing perception that the U.S. economy was slowing. The retail apparel group--a consumer cyclical--was among the year's worst performers. Metal stocks also were near the bottom of the market. However, investors tend to act in anticipation of future events, and basic materials stocks--particularly forest products and aluminum--had large upward bounces in the fourth quarter.

 o In 2000, investors began to fear that communications services companies had overinvested and that many markets may have become saturated. The S&P 500 Long-Distance Telephone Company Index declined 70% over the year.


          Performance of U.S. Market Sectors Through December 31, 2000

                                       [GRAPH]
                         One Year
                         --------
                         Technology             (39.9)%
                         Energy                  14.1%
                         Capital Goods            3.5%
                         Utilities               59.7%
                         Communication Services (38.8)%
                         Basic Materials        (12.5)%
                         Consumer Cyclicals     (20.2)%
                         Healthcare              35.9%
                         Consumer Staples         5.3%
                         Financials              26.1%
                         Transportation          18.5%



           S&P 500 Index Sector Weightings Through December 31, 2000

                                    [GRAPH]



                           Technology            21.8%
                           Financials            17.3%
                           Healthcare            13.4%
                           Consumer Staples      11.5%
                           Capital Goods          8.6%
                           Consumer Cyclicals     7.8%
                           Energy                 6.4%
                           Communication Services 5.5%
                           Utilities              3.8%
                           Basic Materials        3.1%
                           Transportation         0.7%



Source: Standard & Poor's as of December 31, 2000. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market. Past performance is not indicative of future results. Investors cannot invest directly in an index.


                                       4


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The Prudential Medley Program                 Annual Report   December 31, 2000
--------------------------------------------------------------------------------

   Equity Outlook
--------------------------------------------------------------------------------

COMBINATION OF FACTORS HURT 2000 MARKET

Trying to stabilize economic growth is hampered by the long delay between any action taken and measurable signs of its impact. Nonetheless, economic growth was smoother in the second half of the twentieth century when central banks were more aggressive than in the first, and we are currently in the longest period of uninterrupted growth in U.S. history.

However, one of the factors driving the stock market excesses of 1999 was a huge increase in the money supply that the Federal Reserve (the Fed) engineered in order to lubricate any difficulties about the turn of the millennium. The economy also was being stimulated by corporate investments in inventory and equipment, done with the same intention. These combined factors produced a burst of economic activity and profit growth, and an investor enthusiasm for technology stocks that drove some prices well above levels justified by reasonable expectations of future profits. Unfortunately, as the Fed pulled back on the throttle in 2000 and inventories were being burned off, oil prices rose. This combination of dampening factors produced a more rapid slowing than anyone wanted.

FOCUS ON THE FUNDAMENTALS

Earnings forecasts are coming down rapidly, and investors are not likely to continue to pay the very high multiples of earnings they did in 1999. Nonetheless, share prices at year-end were low, according to our quantitative team, with most analysts still forecasting profitable growth. Investment success will likely come to those who pay close attention to both realistic earnings projections in the slowing economy and to share prices.

In the United States, the healthcare sector is still realizing benefits from consolidation, market growth, and new technologies. The financial sector can benefit from falling interest rates, although lenders can be hurt by their credit exposure. The Fed's half-percentage-point drop in short-term rates on January 3, 2001 was very favorable. It indicated that the Fed will act to forestall a recession, and it made stocks more attractive relative to bonds.

OUTLOOK POSITIVE FOR GLOBAL STOCKS

Globally, the decline of the euro in 2000 is like a coiled spring under the prices of euro-denominated stocks. In late November, that currency began what appears to be a firm upward move. This could supplement any gains from the ongoing long-term positive changes in Europe. In addition, European economic growth in 2001 may outpace that in the United States.


                                       5


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The Prudential Medley Program                 Annual Report   December 31, 2000
--------------------------------------------------------------------------------

   Bond Commentary
--------------------------------------------------------------------------------

U.S. BOND MARKET TROUNCED STOCK MARKET

Whatever else the year 2000 will be remembered for, Wall Street will recall that the U.S. investment-grade bond market handily outperformed the stock market. The Lehman Brothers U.S. Aggregate Bond Index returned 11.6% in 2000 versus -9.10% for the Standard & Poor's 500 Composite Stock Price Index. The bond market triumph appears more impressive when one considers that U.S. Treasury securities maturing in 20 years or longer returned 21.5% for the year, based on the Lehman Brothers U.S. Treasury Bond Index.

The performance of the equity and fixed-income markets diverged as signs of economic weakness that pressured stock prices boosted prices of Treasuries and other high-quality bonds. The Federal Reserve (the Fed) had increased short-term interest rates six times between June 1999 and May 2000. Raising rates discourages bank lending, which cuts the amount of money available for business expansion and consumer spending. In this way, the Fed tried to slow U.S. economic growth and prevent a build-up in inflation.

By June 2000, the Fed's method was clearly working. Reports indicated that the cumulative effect of repeated rate hikes was reining in the economic expansion. As the economy lost steam, companies reported earnings disappointments, the unemployment rate crept higher, and consumer confidence slid. Meanwhile, bond investors looked ahead to a time when the Fed would cut rates to bolster economic growth. As a result, they accepted lower yields on Treasuries and other investment-grade bonds, driving bond prices higher.

INVESTOR DEMAND PROMPTS TREASURY RALLY

Besides the outlook for lower short-term rates, prices of Treasuries rallied strongly as a shrinking supply of these securities met with strong investor demand. The supply of Treasuries declined as growing federal budget surpluses reduced the federal government's need to borrow money through issuance of Treasuries. Therefore, the federal government issued fewer Treasuries and also bought back $30 billion of them.

The relative scarcity and safety of Treasuries boosted demand for them, helping Treasuries dramatically outperform other sectors of the taxable U.S. bond market, particularly high-yield corporate (or junk) bonds.

Junk bonds were the only sector of the U.S. fixed-income market to post a negative return in 2000. Concern that the slumping economy would hurt the ability of companies to pay interest and principal on their debt securities sapped demand for corporate bonds, especially junk bonds. As the junk bond default rate climbed in 2000, investors drove junk bond prices lower, which boosted the average yield in that sector to its highest level since 1991 as measured by the Lehman Brothers High Yield Bond Index.

Performance of Fixed-Income Market Indexes Through December 31, 2000

                                    [GRAPH]

                                    One Year

                     Global (U.S. dollar) Index        1.43%
                     U.S. Mortgage-Backed Securities  11.16%
                     Emerging Markets                 13.73%
                     U.S. Treasuries                  13.52%
                     U.S. Aggregate Index             11.63%
                     U.S. Corp. Investment Grade       9.39%
                     U.S. Municipals                  11.68%
                     U.S. Corporate High Yield       -(5.86)%


Source: Lehman Brothers as of December 31, 2000. The Lehman Brothers indexes are unmanaged indexes of bonds that provide an indication of bond price movements. Past performance is not indicative of future results. Investors cannot invest directly in an index.



                                       6


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The Prudential Medley Program                  Annual Report   December 31, 2000
--------------------------------------------------------------------------------

   Bond Outlook
--------------------------------------------------------------------------------

BUYING OPPORTUNITIES EXIST FOR HIGH-YIELD BONDS

Unlike the proverbial rising tide that lifts all boats, the U.S. bond market rally of 2000 produced double-digit returns in some sectors, but failed to bolster prices of most high-yield corporate bonds (or junk bonds). In fact, prices of many junk bonds declined sharply, prompting risk-averse investors to flee the sector. Nevertheless, we believe investors with strong analytical abilities and a tolerance for risk can find good buying opportunities in 2001 among junk bonds, and to a lesser extent, among investment-grade corporate bonds.

A closer look at the high-yield market reveals that bonds rated BB--the highest ratings category--returned 4.0% in 2000, based on the Lehman Brothers High Yield Bond Index. However, because prices of bonds rated single-B and below fell dramatically, the Lehman Brothers High Yield Bond Index overall returned -5.9% for 2000. This largely bearish response to the high-yield market in 2000 may be a signal that 2001 is an opportune time to buy. However, if corporate earnings remain under pressure and U.S. economic growth slows more than expected, the junk bond default rate could climb further in 2001, potentially constraining the performance of high-yield bonds.


FED COURSE A POSITIVE FOR HIGH-YIELD BONDS

Out of concern for the economy, the Fed surprised financial markets early in January 2001 with a half-percentage-point reduction in the federal funds rate (the rate that U.S. banks charge each other for overnight loans). The move, which lowered the key rate to 6.0%, marked the first time since 1998 that the Fed had eased monetary policy between its regularly scheduled meetings.

The aggressiveness and unusual timing of the Fed's move in 2001 and indications that more rate cuts may follow show that the central bank plans to do all it can to keep the decade-long economic expansion on track. We find such determination encouraging, particularly if it helps improve investor sentiment toward riskier assets. A more favorable attitude could eventually restore liquidity and stability to the high-yield market.

We look to newly issued bonds in selected sectors of the high-yield market for some of the best investment opportunities. Today's tougher underwriting standards mean that newly issued junk bonds will likely stand the test of time better than some bonds issued during the late 1990s when liberal underwriting practices allowed too many lower-tier companies to borrow in the fixed-income market.


MORE MODEST RETURNS FORECAST FOR REST OF BOND MARKET

In contrast to our guarded optimism toward the high-yield market, most of the good news may already be factored into the prices of U.S. Treasuries, federal agency securities, asset-backed securities, mortgage-related securities, and municipal bonds. For example, financial market participants have already anticipated extensive cuts in short-term rates by the Fed in 2001. Consequently, we believe these sectors of the U.S. bond market, which produced double-digit returns in 2000, may produce substantially more modest returns in 2001.

The Lehman Brothers indexes are unmanaged indexes of bonds that provide an indication of bond price movements. Past performance is not indicative of future results. Investors cannot invest directly in an index.


                                       7

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================================================================================

                         THE PRUDENTIAL MEDLEY PROGRAM
                               BOARD OF DIRECTORS

DAVID R. ODENATH, JR.                              W. SCOTT MCDONALD, JR., PH.D.
Chairman,                                          Vice President,
The Prudential Series Fund, Inc.                   Koludis Consulting Group
The Prudential Variable Contract
  Accounts 1O; 11

SAUL K. FENSTER, PH.D.                             JOSEPH WESER, PH.D.
President,                                         Vice President,
New Jersey Institute of Technology                 Interclass (international
                                                     corporate learning)

================================================================================

The toll-free numbers shown below can be used to make transfers and reallocations, review how your premiums are being allocated and receive current investment option values in your contract. Unit values for each investment option are available to all Contract Owners from the toll-free numbers. The phone lines are open each business day during the hours shown. Please be sure to have your contract number available when you call,

If you own a VARIABLE LIFE INSURANCE CONTRACT, please call the following telephone number:

                                     [logo]
                                 (800)778-2255
                         8 a.m. - Midnight Eastern Time

If you own a VARIABLE ANNUITY CONTRACT, please call the following telephone number:

                                     [logo]
                                 (888)778-2888
                          8 a.m. - 9 p.m. Eastern Time

================================================================================

STANDARD & POOR'S 500 INDEX comprises 500 large, established, publicly traded stocks. MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE INDEX comprises approximately 620 European companies. SALOMON BROTHERS EXTENDED MARKET INDEX defines the small capitalization stock universe or remaining 20% of the available, capital of each country and includes the remaining 75% of the BMI issues. The BMI measures the performance of the entire universe of institutionally investable securities. MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALIA, FAR EAST INDEX is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far
East. S&P/BARRA VALUE INDEX contains companies within the S&P 500 with lower price-to-book ratios. S&P/BARRA GROWTH INDEX contains companies within the S&P 500 with higher price-to-book ratios. RUSSELL 2000 VALUE INDEX measures the performance of those Russell companies with lower price-to-book ratios. Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios. MORGAN STANLEY CAPITAL INTERNATIONAL WORLD FREE INDEX contains those companies in the MCSI WORLD INDEX that reflect actual buyable opportunities for the non-domestic investor by taking into account local market restrictions on share ownership by foreigners. These indexes are calculated in U.S. dollars, without dividends reinvested. MORGAN STANLEY CAPITAL INTERNATIONAL JAPAN INDEX measures the performance of Japan's stock market.


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================================================================================

Whether providing insurance protection for home, family and business or arranging to cover future education and retirement expenses, Prudential people have always been able to deliver something more: personal service, quality, attention to detail and the financial strength of The Rock(R). Since 1875, Prudential has been helping individuals and families meet their financial needs.

================================================================================

In the past, Contract Owners who held several variable contracts at the same address received multiple copies of annual and semi-annual reports. In an effort to lessen waste and reduce your fund's expenses of postage and printing, we will attempt to mail only one copy of this report for the contracts listed on the cover, based on our current records for Contract Owners with the some last name and same address. No action on your part is necessary. Upon request, we will furnish you with additional reports. The toll-free number listed on the back cover of this report should be used to request additional copies. Proxy material and tax information will continue to be sent to each account of record.

The Prudential Insurance Company of America                 --------------------
30 Scranton Office Park                                     |    PRSRT.STD.    |
Scranton, PA 18507-1789                                     |   U.S. POSTAGE   |
800) 458-6333                                               |      PAID        |
                                                            |    SUMMIT NJ     |
                                                            |   Permit #657    |
                                                            --------------------

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                               Printed in the U.S.A.              MD.RA.007.0301
                                on recycled paper.
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